Annual Fund Operating Expenses - AZL MVP Fusion Conservative Fund - AZL MVP Fusion Conservative Fund	Apr. 30, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.20%
Other Expenses (as a percentage of Assets):	0.05%
Acquired Fund Fees and Expenses	0.72%	[1]
Expenses (as a percentage of Assets)	0.97%
Fee Waiver or Reimbursement	(0.05%)	[2]
Net Expenses (as a percentage of Assets)	0.92%	[2]

[1]
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

[2]
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.15% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.